Note 6 - Commitments and Contingencies (Details Textual) - Alterwall Business Inc. Vs. Fuel Oil Supplier [Member] - Pending Litigation [Member] - Alterwall Business Inc. [Member] $ in Thousands	Jun. 30, 2018 USD ($)
Restricted Cash and Investments, Total	$ 530
Estimated Litigation Liability	$ 150